GMAC RFC (GRAPHIC OMITTED)


--------------------------------------------------------------------------------

                            ABS NEW ISSUE TERM SHEET


                    $600,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS9

                           RASC SERIES 2004-KS9 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                               SEPTEMBER 9, 2004


             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.



--------------------------------------------------------------------------------
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

-------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
            NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.




---------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------

                                          GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $102,933,022.76
Number of Loans                                                       1,094

Average Current Loan Balance                                     $94,088.69         $9,996.94     $479,540.14
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.36%            10.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.96%             4.99%          13.69%
(1) Weighted Average Net Mortgage Rate                                7.48%             4.41%          13.11%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                324               119             360
(1) (3) Weighted Average Credit Score                                   629               498             795
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. (3) 100.00% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to Homecomings Financial Network
Inc. within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           90.02%
                                              Second                                           9.98%

         Property Type                        Single Family (detached)                        80.74%
                                              Manufactured Home                                4.95%
                                              Two-to-Four Family                               3.97%
                                              Detached PUD                                     3.58%
                                              Attached PUD                                     2.89%
                                              Condo low-rise (under 5 stories)                 2.65%
                                              Townhouse/Rowhouse                               1.16%
                                              Mid-rise Condo (5-8 stories)                     0.06%

         Occupancy Status                     Primary Residence                               93.15%
                                              Non Owner-occupied                               5.79%
                                              Second/Vacation                                  1.06%

         Documentation Type                   Full Documentation                              83.08%
                                              Reduced Documentation                           16.92%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 50.21%

         Loans with Prepayment Penalties                                                      67.07%

         Loans serviced by Homecomings
Financial Network Inc.(4)                                                                     64.95%
--------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF    PRINCIPAL    PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
                                   MORTGAGE                    GROUP I    PRINCIPAL   LOAN-TO-VALUE
          CREDIT SCORES              LOANS       BALANCE        LOANS      BALANCE       RATIO*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                             1        $50,000      0.05 %     $50,000         50.00 %
 500 - 519                               4        424,200       0.41      106,050         78.25
 520 - 539                              27      2,709,040       2.63      100,335         73.52
 540 - 559                              55      5,152,783       5.01       93,687         68.48
 560 - 579                              92      8,562,042       8.32       93,066         76.20
 580 - 599                             107      8,909,498       8.66       83,266         78.97
 600 - 619                             191     19,514,613      18.96      102,171         79.37
 620 - 639                             202     17,807,565      17.30       88,156         81.47
 640 - 659                             149     13,529,808      13.14       90,804         80.61
 660 - 679                             123     11,295,009      10.97       91,829         82.90
 680 - 699                              61      6,305,140       6.13      103,363         81.80
 700 - 719                              33      3,905,903       3.79      118,361         79.81
 720 - 739                              29      3,387,377       3.29      116,806         75.66
 740 - 759                              11        720,763       0.70       65,524         86.21
 760 or greater                          9        659,284       0.64       73,254         79.96
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         79.36 %
-----------------------------------------------------------------------------------------------------


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
      PRINCIPAL BALANCES ($)         LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
100,000 or less                        732    $40,188,995     39.04 %     $54,903        627        79.18 %
100,001 - 200,000                      263     36,560,163      35.52      139,012        628        81.10
200,001 - 300,000                       74     17,326,793      16.83      234,146        631        77.48
300,001 - 400,000                       20      6,718,689       6.53      335,934        634        76.28
400,001 - 500,000                        5      2,138,382       2.08      427,676        634        78.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


--------------------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
4.000 - 4.999                            1       $243,910      0.24 %    $243,910          735      65.00 %
5.000 - 5.499                           14      2,684,942       2.61      191,782          658      75.75
5.500 - 5.999                           43      7,484,938       7.27      174,068          655      73.92
6.000 - 6.499                           78     12,302,755      11.95      157,728          642      75.61
6.500 - 6.999                          121     14,328,265      13.92      118,415          644      78.09
7.000 - 7.499                          173     19,683,257      19.12      113,776          627      77.92
7.500 - 7.999                          172     17,474,071      16.98      101,593          621      81.64
8.000 - 8.499                          136     11,754,173      11.42       86,428          621      78.11
8.500 - 8.999                           92      5,530,008       5.37       60,109          607      84.05
9.000 - 9.499                           74      3,784,200       3.68       51,138          609      85.35
9.500 - 9.999                           61      2,733,143       2.66       44,806          606      85.79
10.000 - 10.499                         61      2,602,208       2.53       42,659          593      90.72
10.500 - 10.999                         31      1,321,424       1.28       42,627          585      88.21
11.000 - 11.499                         21        611,359       0.59       29,112          599      91.95
11.500 - 11.999                          9        265,380       0.26       29,487          599      93.70
12.000 - 12.499                          2         38,924       0.04       19,462          614     100.00
12.500 - 12.999                          1         24,445       0.02       24,445          593     100.00
13.000 - 13.499                          4         65,620       0.06       16,405          572     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089          629      79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                            1       $243,910      0.24 %    $243,910         735       65.00 %
5.500 - 5.999                           12      2,171,471       2.11      180,956         664       74.50
6.000 - 6.499                           43      8,161,705       7.93      189,807         661       74.79
6.500 - 6.999                           95     13,568,958      13.18      142,831         641       75.53
7.000 - 7.499                          101     12,328,104      11.98      122,060         641       77.38
7.500 - 7.999                          195     22,342,401      21.71      114,576         633       78.19
8.000 - 8.499                          156     15,502,763      15.06       99,377         617       82.76
8.500 - 8.999                          139     11,964,755      11.62       86,077         617       78.09
9.000 - 9.499                           81      4,786,712       4.65       59,095         601       83.78
9.500 - 9.999                           74      3,966,739       3.85       53,605         607       84.86
10.000 - 10.499                         53      2,404,490       2.34       45,368         598       81.88
10.500 - 10.999                         68      2,847,333       2.77       41,873         599       92.56
11.000 - 11.499                         34      1,319,738       1.28       38,816         596       89.73
11.500 - 11.999                         26        929,574       0.90       35,753         589       89.97
12.000 - 12.499                          8        218,880       0.21       27,360         596       93.42
12.500 - 12.999                          3         85,424       0.08       28,475         614       97.28
13.000 - 13.499                          1         24,445       0.02       24,445         593      100.00
13.500 - 13.999                          4         65,620       0.06       16,405         572      100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



--------------------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE
     LOAN-TO-VALUE RATIOS (%)        LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  0.01 - 50.00                          66     $5,170,172      5.02 %     $78,336        613
50.01 - 55.00                           19      1,093,839      1.06        57,570        657
55.01 - 60.00                           44      3,917,669      3.81        89,038        617
60.01 - 65.00                           43      5,590,071      5.43       130,002        623
65.01 - 70.00                           69      7,538,151      7.32       109,249        608
70.01 - 75.00                           83      9,334,252      9.07       112,461        621
75.01 - 80.00                          223     24,080,219     23.39       107,983        633
80.01 - 85.00                          122     13,322,769     12.94       109,203        636
85.01 - 90.00                          140     17,929,736     17.42       128,070        623
90.01 - 95.00                           46      5,261,175      5.11       114,373        644
95.01 - 100.00                         239      9,694,970      9.42        40,565        646
--------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Florida                                111     $9,333,573      9.07 %     $84,086        627        78.51 %
Texas                                   87      8,312,553      8.08        95,547        617        77.20
California                              36      6,777,606      6.58       188,267        649        73.13
New York                                44      6,697,633      6.51       152,219        628        75.05
New Jersey                              36      5,769,199      5.60       160,256        636        78.91
Virginia                                51      4,908,853      4.77        96,252        631        83.72
Maryland                                35      4,737,436      4.60       135,355        622        76.45
Georgia                                 46      4,548,419      4.42        98,879        627        82.86
Ohio                                    46      3,828,530      3.72        83,229        628        83.33
Massachusetts                           28      3,246,549      3.15       115,948        648        72.39
North Carolina                          47      3,201,984      3.11        68,127        637        82.83
Other                                  527     41,570,686     40.39        78,882        626        81.10
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                       734    $76,318,549     74.14 %    $103,976         626       77.28 %
Purchase                               301     21,354,521      20.75       70,945         639       86.62
Rate/Term Refinance                     59      5,259,953       5.11       89,152         629       80.14
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                     936    $85,512,628     83.08 %     $91,360         626       80.77 %
Reduced Documentation                  158     17,420,395     16.92       110,256         640       72.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.




OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          OCCUPANCY TYPE           NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                    1,006    $95,884,389     93.15 %     $95,313         628       79.70 %
Non Owner-occupied                      73      5,958,593      5.79        81,625         637       75.24
Second/Vacation                         15      1,090,040      1.06        72,669         646       72.04
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.





--------------------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single Family (detached)               872    $83,112,992     80.74 %     $95,313        628        79.35 %
Manufactured Home                       65      5,093,308      4.95        78,359        642        76.59
Two-to-Four Family                      29      4,086,208      3.97       140,904        635        73.60
Detached PUD                            43      3,689,447      3.58        85,801        626        83.65
Attached PUD                            42      2,969,887      2.89        70,712        617        85.98
Condo low-rise (under 5 stories)        29      2,731,991      2.65        94,207        641        80.05
Townhouse/Rowhouse                      13      1,190,690      1.16        91,592        631        79.99
Mid-rise Condo (5-8 stories)             1         58,500      0.06        58,500        583        90.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                     366    $42,058,786     40.86 %    $114,915        650        77.85 %
AX                                     534     44,570,295     43.30        83,465        629        82.55
AM                                     109      9,511,564      9.24        87,262        583        78.28
B                                       50      4,181,394      4.06        83,628        556        71.33
C                                       26      1,968,137      1.91        75,698        565        69.99
CM                                       9        642,846      0.62        71,427        539        54.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                               68     $9,649,403      9.37 %    $141,903        626        78.29 %
24 Months                               88      8,162,092      7.93        92,751        632        80.98
36 Months                              516     50,270,004     48.84        97,422        629        79.16
60 Months                               10        696,476      0.68        69,648        605        78.49
None                                   410     33,900,190     32.93        82,683        629        79.59
Other                                    2        254,858      0.25       127,429        609        79.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
 *With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
 *Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.

--------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.


---------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------

                                          GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $347,738,125.43
Number of Loans                                                       2,610

Average Current Loan Balance                                    $133,233.00        $34,800.00     $748,177.19
(1) Weighted Average Original Loan-to-Value Ratio                    81.77%            23.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.13%             4.30%          10.55%
(1) Weighted Average Net Mortgage Rate                                6.60%             3.72%           9.97%
(1) Weighted Average Note Margin                                      6.73%             2.50%          10.25%
(1) Weighted Average Maximum Mortgage Rate                           13.46%            10.30%          21.75%
(1) Weighted Average Minimum Mortgage Rate                            7.17%             4.00%          10.55%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                14              37
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               344             360
(1) (2) Weighted Average Credit Score                                   618               475             803
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.85% of the Group II Loans have
Credit Scores.
(3) Includes loans that will be transferred to Homecomings Financial Network
Inc. within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family (detached)                        77.62%
                                              Detached PUD                                     9.28%
                                              Condo low-rise (under 5 stories)                 3.59%
                                              Two-to-Four Family                               3.33%
                                              Attached PUD                                     3.14%
                                              Manufactured Home                                2.13%
                                              Townhouse/Rowhouse                               0.79%
                                              Leasehold                                        0.07%
                                              Mid-rise Condo (5-8 stories)                     0.06%

         Occupancy Status                     Primary Residence                               94.93%
                                              Non Owner-occupied                               3.87%
                                              Second/Vacation                                  1.20%

         Documentation Type                   Full Documentation                              81.52%
                                              Reduced Documentation                           18.48%


         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 54.64%

         Loans with Prepayment Penalties                                                      64.39%

         Loans serviced by Homecomings
Financial Network Inc.(3)                                                                     78.47%
--------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL   LOAN-TO-VALUE
          CREDIT SCORES              LOANS       BALANCE        LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                            9       $983,975      0.28 %     $109,331        65.35 %
 500 - 519                              4        625,900      0.18       156,475         68.55
 520 - 539                             70      8,696,255      2.50       124,232         73.53
 540 - 559                            199     24,353,914      7.00       122,381         77.58
 560 - 579                            305     38,036,695     10.94       124,710         81.49
 580 - 599                            369     45,590,280     13.11       123,551         81.11
 600 - 619                            529     68,676,594     19.75       129,823         82.98
 620 - 639                            400     54,506,175     15.67       136,265         82.80
 640 - 659                            311     45,742,731     13.15       147,083         82.13
 660 - 679                            193     28,502,995      8.20       147,684         83.62
 680 - 699                             92     12,996,274      3.74       141,264         81.75
 700 - 719                             43      6,649,231      1.91       154,633         85.86
 720 - 739                             27      4,308,830      1.24       159,586         81.53
 740 - 759                             26      3,743,876      1.08       143,995         83.31
 760 or greater                        26      3,627,074      1.04       139,503         83.23
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        2,603     $347,040,800   99.80 %     $133,323        81.79 %
 Not Available*                         7        697,326      0.20        99,618         73.02
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        81.77 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
      PRINCIPAL BALANCES ($)         LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 100,000 Or Less                      853     $79,068,345    22.74 %     $92,694         611       80.80 %
 100,001 - 200,000                  1,480     186,497,015    53.63       126,011         615       82.15
 200,001 - 300,000                    210     55,642,998     16.00       264,967         631       81.60
 300,001 - 400,000                     47     16,484,985      4.74       350,744         625       83.23
 400,001 - 500,000                     14      6,498,220      1.87       464,159         641       83.74
 500,001 - 600,000                      4      2,169,650      0.62       542,413         656       81.65
 600,001 - 700,000                      1        628,735      0.18       628,735         623       80.00
 700,001 - 800,000                      1        748,177      0.22       748,177         649       55.00
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NET MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                           4     $1,151,979      0.33 %     $287,995        642       76.36 %
4.000 - 4.499                          17      3,736,297      1.07       219,782         666       69.62
4.500 - 4.999                          66     13,327,528      3.83       201,932         677       81.05
5.000 - 5.499                         141     25,073,151      7.21       177,824         642       79.60
5.500 - 5.999                         281     39,849,678     11.46       141,814         637       80.31
6.000 - 6.499                         538     76,695,778     22.06       142,557         623       80.81
6.500 - 6.999                         520     68,111,645     19.59       130,984         619       82.52
7.000 - 7.499                         554     66,003,147     18.98       119,139         605       83.55
7.500 - 7.999                         271     30,449,831      8.76       112,361         592       84.47
8.000 - 8.499                         138     15,263,625      4.39       110,606         576       83.42
8.500 - 8.999                          42      4,291,511      1.23       102,179         565       79.57
9.000 - 9.499                          33      3,398,896      0.98       102,997         558       77.84
9.500 - 9.999                           5        385,061      0.11        77,012         543       70.38
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           4     $1,151,979      0.33 %     $287,995        642       76.36 %
4.500 - 4.999                          16      3,409,467      0.98       213,092         664       68.62
5.000 - 5.499                          62     12,709,332      3.65       204,989         680       81.35
5.500 - 5.999                         150     26,150,739      7.52       174,338         644       79.38
6.000 - 6.499                         229     32,765,328      9.42       143,080         640       80.46
6.500 - 6.999                         562     79,820,637     22.95       142,030         625       80.56
7.000 - 7.499                         470     62,868,267     18.08       133,762         620       83.06
7.500 - 7.999                         607     72,523,022     20.86       119,478         606       83.22
8.000 - 8.499                         246     27,962,185      8.04       113,667         590       84.22
8.500 - 8.999                         176     19,476,601      5.60       110,663         577       83.24
9.000 - 9.499                          43      4,403,457      1.27       102,406         565       81.88
9.500 - 9.999                          37      3,805,631      1.09       102,855         554       76.44
10.000 - 10.499                         7        656,479      0.19        93,783         555       77.73
10.500 - 10.999                         1         35,000      0.01        35,000         508       24.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE
     LOAN-TO-VALUE RATIOS (%)        LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                           42     $4,808,174      1.38 %     $114,480        602
50.01 - 55.00                          16      2,696,732      0.78       168,546         609
55.01 - 60.00                          49      6,484,895      1.86       132,345         591
60.01 - 65.00                          51      6,259,657      1.80       122,738         591
65.01 - 70.00                         118     16,181,536      4.65       137,132         587
70.01 - 75.00                         175     22,497,973      6.47       128,560         602
75.01 - 80.00                       1,043     136,786,577    39.34       131,147         629
80.01 - 85.00                         352     46,539,869     13.38       132,216         610
85.01 - 90.00                         525     73,203,581     21.05       139,435         610
90.01 - 95.00                         178     23,060,017      6.63       129,551         639
95.01 - 100.00                         61      9,219,114      2.65       151,133         654
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                            133     $29,908,486     8.60 %     $224,876        630       79.62 %
Florida                               233     28,770,111      8.27       123,477         618       81.81
Michigan                              218     26,238,472      7.55       120,360         615       80.49
Georgia                               182     21,554,622      6.20       118,432         618       83.81
Illinois                              129     17,707,092      5.09       137,264         624       84.09
Wisconsin                             146     15,952,293      4.59       109,262         611       82.81
Virginia                               98     15,271,946      4.39       155,836         607       81.90
Texas                                 133     14,970,291      4.31       112,559         621       83.62
Arizona                               111     13,691,370      3.94       123,346         630       83.47
Maryland                               63     10,789,869      3.10       171,268         613       79.40
North Carolina                         96     10,774,331      3.10       112,233         615       83.03
Others                              1,068     142,109,242    40.87       133,061         617       81.45
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,394     $187,470,744   53.91 %     $134,484        607       80.63 %
Purchase                            1,079     143,343,213    41.22       132,848         632       83.22
Rate/Term Refinance                   137     16,924,168      4.87       123,534         617       82.14
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                  2,108     $283,473,799   81.52 %     $134,475        614       83.01 %
Reduced Documentation                 502     64,264,326     18.48       128,017         635       76.32
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
          OCCUPANCY TYPE           NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                   2,460     $330,123,858   94.93 %     $134,197        617       81.94 %
Non Owner-occupied                    118     13,449,022      3.87       113,975         653       78.12
Second/Vacation                        32      4,165,245      1.20       130,164         623       80.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED     WEIGHTED
                                                                 OF                                  AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE    CREDIT SCORE    RATIO
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Single Family (detached)            2,070     $269,907,413   77.62 %     $130,390         616       81.95 %
Detached PUD                          212     32,262,702      9.28        152,183         627       81.28
Condo low-rise (under 5 stories)       89     12,480,830      3.59        140,234         624       79.86
Two-to-Four Family                     78     11,580,409      3.33        148,467         636       81.94
Attached PUD                           67     10,918,692      3.14        162,966         620       85.14
Manufactured Home                      70      7,415,379      2.13        105,934         619       76.81
Townhouse/Rowhouse                     20      2,733,071      0.79        136,654         625       78.62
Leasehold                               2        231,628      0.07        115,814         564       88.11
Mid-rise Condo (5-8 stories)            2        208,000      0.06        104,000         600       70.46
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233         618       81.77 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED     WEIGHTED
                                                                 OF                                  AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE    CREDIT SCORE    RATIO
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
A4                                  1,040     $138,349,615   39.79 %     $133,028         644       82.72 %
AX                                    884     126,425,326    36.36        143,015         623       82.83
AM                                    382     46,888,895     13.48        122,746         580       82.01
B                                     194     23,609,654      6.79        121,699         557       76.60
C                                      77      9,007,511      2.59        116,981         547       71.36
CM                                     33      3,457,125      0.99        104,761         529       64.53
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233         618       81.77 %
----------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                             150     $23,505,733     6.76 %     $156,705        634       81.92 %
24 Months                           1,212     158,435,791    45.56       130,723         617       81.84
36 Months                             319     40,655,242     11.69       127,446         617       82.07
60 Months                               3        327,427      0.09       109,142         581       79.65
None                                  918     123,827,665    35.61       134,889         616       81.57
Other                                   8        986,268      0.28       123,283         641       80.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.






INTEREST ONLY TERMS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        INTEREST ONLY TERM         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                               2       $917,989      0.26 %     $458,995        693       82.72 %
24 Months                             123     26,445,147      7.60       215,001         646       82.93
36 Months                              34      7,117,267      2.05       209,331         649       82.34
60 Months                               1        323,000      0.09       323,000         669       95.00
None                                2,450     312,934,722    89.99       127,728         615       81.65
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






NOTE MARGINS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                                                 OF
         NOTE MARGINS (%)          MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2.500 - 2.999                           2       $203,231      0.06 %     $101,615        641       83.10 %
3.000 - 3.499                           1        299,179      0.09       299,179         551       66.00
3.500 - 3.999                          11      2,508,609      0.72       228,055         666       78.04
4.000 - 4.499                          43      9,478,144      2.73       220,422         657       78.44
4.500 - 4.999                         100     17,342,972      4.99       173,430         646       80.86
5.000 - 5.499                         130     20,826,360      5.99       160,203         639       82.15
5.500 - 5.999                         184     26,064,656      7.50       141,656         629       82.64
6.000 - 6.499                         291     39,837,739     11.46       136,899         637       81.43
6.500 - 6.999                         655     89,079,459     25.62       135,999         622       81.13
7.000 - 7.499                         473     58,310,231     16.77       123,277         615       82.00
7.500 - 7.999                         391     48,150,363     13.85       123,147         597       83.55
8.000 - 8.499                         191     21,349,610      6.14       111,778         580       83.08
8.500 - 8.999                          86      9,079,018      2.61       105,570         573       82.92
9.000 - 9.499                          36      3,667,480      1.05       101,874         553       75.71
9.500 - 9.999                          13      1,295,475      0.37        99,652         540       74.76
10.000 - 10.499                         3        245,600      0.07        81,867         549       65.20
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                        16     $3,574,938      1.03 %     $223,434        645       69.23 %
11.000 - 11.999                       127     24,240,389      6.97       190,869         657       79.89
12.000 - 12.999                       615     90,652,709     26.07       147,403         634       80.51
13.000 - 13.999                     1,018     133,783,027    38.47       131,418         616       82.71
14.000 - 14.999                       595     69,133,410     19.88       116,191         602       82.65
15.000 - 15.999                       214     24,042,303      6.91       112,347         581       83.15
16.000 - 16.999                        22      2,057,518      0.59        93,524         571       76.25
17.000 - 17.999                         2        168,949      0.05        84,475         569       72.96
21.000 - 21.999                         1         84,883      0.02        84,883         543       66.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                          28     $6,363,685      1.83 %     $227,274        649       73.76 %
5.000 - 5.999                         163     28,844,405      8.29       176,960         653       79.74
6.000 - 6.999                         784     113,874,982    32.75       145,249         634       80.55
7.000 - 7.999                       1,126     141,818,414    40.78       125,949         612       83.04
8.000 - 8.999                         423     48,140,179     13.84       113,807         584       83.86
9.000 - 9.999                          77      7,878,981      2.27       102,324         560       78.87
10.000 - 10.999                         9        817,479      0.24        90,831         551       72.70
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
         ADJUSTMENT DATE             LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
October-05                              1       $125,029      0.04 %     $125,029       569        90.00 %
January-06                              2        247,371      0.07       123,685        675        81.79
April-06                                9        900,804      0.26       100,089        631        81.31
May-06                                 24      3,310,795      0.95       137,950        630        77.82
June-06                               152     23,114,188      6.65       152,067        626        81.21
July-06                               760     107,557,374    30.93       141,523        621        82.29
August-06                           1,004     125,265,054    36.02       124,766        615        82.09
September-06                          247     34,611,504      9.95       140,128        608        80.75
October-06                              1         83,200      0.02        83,200        647        80.00
May-07                                  9      1,148,451      0.33       127,606        624        82.69
June-07                                31      3,900,161      1.12       125,812        634        79.86
July-07                                95     12,043,114      3.46       126,770        629        81.52
August-07                             172     21,901,367      6.30       127,334        619        81.57
September-07                          103     13,529,714      3.89       131,356        617        80.23
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233       618        81.77 %
---------------------------------------------------------------------------------------------------------------
